UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): December  8, 2004

CYOP SYSTEMS INTERNATIONAL INCORPORATED

(Formerly Triple 8 Development Corporation)

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-32355

(Commission File Number)

98-0222927

(I.R.S. Employer Identification Number)

Unit A

149 South Reeves Drive

Beverly Hills, California

90212

(Address of principal executive offices, including zip code)

(310) 248-4860

(Registrant's telephone Number, including area code)

(604) 677-5318

(Registrant’s Fax Number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Acquisition or Disposition of Assets

By resolution dated December 8, 2004, the Registrant’s Board of Directors assigned to an affiliated company of the Registrant, Gaming Transactions Inc., a Delaware corporation (“Assignee”), a $1,800,000 promissory note dated December 14, 2001 and maturing December 14, 2010 (the “Note”) between CYOP Systems Inc., a Barbados company and wholly owned subsidiary of the Registrant, and a director and shareholder of the Registrant (the “Shareholder”).  The Shareholder is also a major shareholder of Assignee.  Two of the Registrant’s directors are directors of Assignee and abstained from voting on the transaction.  The consideration to the Registrant from the Assignee for the assignment of the Note was 25,000,000 restricted shares of Assignee’s Common stock. Because Assignee’s Common stock is traded on the OTC Pinksheets (OTC: GGTS) at approximately $1.00 per share with little or no volume, the deemed price of Assignee’s restricted Common shares was $0.075 per share.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

December 8, 2004

CYOP SYSTEMS INTERNATIONAL INCORPORATED

Per: /s/ Mitch White Mitch White Chairman, CEO and Director

EXHIBIT INDEX

1.1

Assignment of Promissory Note between CYOP Systems Inc., a wholly owned subsidiary of the Registrant (“Assignor”) and Gaming Transactions Inc., a Delaware corporation (“Assignee”) dated as of December 8, 2004.

ASSIGNMENT OF PROMISSORY NOTE

Province of British Columbia

December 8, 2004

CYOP SYSTEMS INC., a company organized under the laws of Barbados (“Assignor”) in consideration of Twenty-Five Million (25,000,000) restricted shares of Common stock (the “Shares”) of Gaming Transactions Inc., a Delaware corporation  (“Assignee”) and other valuable consideration the receipt and sufficiency of which is hereby acknowledged, by this instrument assigns, grants and conveys to Assignee all right, title, and interest now owned by Assignor in that certain Promissory Note in the amount of One Million Eight Hundred Thousand U.S. Dollars (US$1,800,000) executed by Mitch White on December 14, 2001 and maturing on December 14, 2010 in favor of Assignor (the “Note”), a copy of which is attached to this Assignment as Exhibit A.

This assignment is made subject to the following terms:

1. RESTRICTED SHARES. The Shares will have a legend printed on the front of the certificate issued to the Assignor: (i) stating that the Shares have not been registered; (ii) setting forth the restriction on transfer contemplated hereby; and (iii) requiring the placement of a stop transfer order on the books of Assignee with any transfer agents against the Shares until the Shares may be legally resold or distributed. Assignor agrees that in no event will it sell, transfer, assign or otherwise dispose of any of the Shares (other than pursuant to an effective registration statement under the Act and applicable state securities laws) unless and until (i) Assignor shall have notified Assignee of the proposed disposition and shall have furnished Assignee a statement of the circumstances surrounding the disposition; and (ii) if requested by Assignee, at Assignor’s expense, Assignor shall have furnished to Assignee an opinion of counsel, reasonably satisfactory to Assignee, to the effect that such transfer may be made without registration under the Act or any applicable state securities laws.

2. NO WARRANTY. Assignor makes this assignment without any warranty of any sort, express, implied, or statutory. Assignor expressly disclaims any warranty of title, and assigns to Assignee only so much right, title, or interest as Assignee now has in the Note assigned.

2. INDEMNITIES. No indemnities of any nature or kind run from Assignor to Assignee in connection with this Assignment.

3. BINDING EFFECT. This Assignment and all of its terms and conditions are binding on Assignor and its successors and assigns, and on Assignee and its successors and assigns.

4. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the Province of British Columbia applicable therein.

SIGNED AND DELIVERED this 8th day of December, 2004.

CYOP SYSTEMS INC.

By: ___________________

Title: __________________

AGREED AND ACCEPTED BY

GAMING TRANSACTIONS INC.

By: ___________________

Title: _________________

  Witness:

____________________

 [signature]

____________________

 [printed name]

____________________

____________________

 [address]

EXHIBIT A

TO ASSIGNMENT OF PROMISSORY NOTE

PROMISSORY NOTE

       December 14, 2001

Province of British Columbia

MATURITY DATE: December 14, 2010

FOR VALUE RECEIVED, the undersigned (the "Maker") acknowledges himself or itself, indebted to and promises to pay to the order of CYOP SYSTEMS INC. and its assigns (the "Holder") on November *14, 2010 at Suite 29, 1st Floor, Beckwith Mall, Lower Broad Street, Bridgetown, Barbados (or at such other place as the Holder may from time to time designate in writing to the Maker), the principal sum of US$1,800,000 One million ,eight hundred thousand US Dollars (the "Principal Sum")

The principal sum shall bear interest at the rate of five (5) percent per annum, compounded annually.

All payments of principal and interest due to the Holder pursuant to this Promissory Note, if not paid when due, shall bear interest calculated and compounded annually, from the date upon which they were respectively due until paid in full at the cumulative annual rate of the above stated five percent (5%).

Upon default in payment of any sum due hereunder on the part of the Maker then the Principal Sum then outstanding, together with accrued but unpaid interest, may, at the Holder's option be accelerated and immediately become due and payable in full, with interest thereon from such date at the rate as specified herein plus Maker shall pay Holder for all costs incurred by Holder in the collection of any amounts due under this promissory note.

For so long as the Maker is not in default in the making of any payment due hereunder, it shall have the right to prepay at any time and from time to time all or any part of the Principal Sum then outstanding without notice, bonus or penalty provided that the right of the Maker to make any such prepayments shall be conditional upon payment by the Maker to the Holder of all accrued interest owing in respect of the Principal Sum to the date of any such prepayment.

The provisions of this Promissory Note shall enure to the benefit of the Holder and its successors and assigns and shall be binding upon the Maker and his, her or its heirs, executors, administrators, successors and assigns as the case may be.

The Maker hereby waives presentment protest demand notice of protest and notice of dishonour of this Promissory Note and expressly agrees that this Promissory Note or any payment due hereunder may be extended from time to time by the Holder without in any way affecting the liability of the Maker.

This promissory note is issued by the Maker and accepted by the Holder as partial payment for the consideration due under the Software Acquisition Agreement.

The Holder shall be permitted to assign its rights and benefits of this promissory note to any of Holder's affiliated companies or entities and to Holder's bank or lender.

This Promissory Note shall be governed by and construed in accordance with the laws of the Province of British Columbia applicable therein.

Dated at Vancouver, British Columbia, this 14th day of December, 2001.

            Mitch White               (Maker)

Per:             /s/ Mitch White

         Signature of "Maker" or by

         his or her agent and attorney,

Mitch White

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Name of Maker (Please Print)